Leases - Cash Flow (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Cash paid for amounts included in the measurement of liabilities
Operating cash flows from operating and finance leases	$ 59	$ 60	$ 67
Finance cash flows from finance leases	8	10	13
ROU assets obtained in exchange for lease obligations (net of early terminations)
Operating leases	13	19	5
Finance leases	$ 1	$ 4	$ 7